                                                                   EXHIBIT 10.31


                  SEPARATION AND PARTIAL SETTLEMENT AGREEMENT
                  -------------------------------------------

     This Separation and Partial Settlement Agreement (the "Agreement") is entered into by and between JDN Realty Corporation ("JDN Realty") and JDN Development Company, Inc. ("JDN Development") for themselves and on behalf of all subsidiaries, predecessors, and affiliates of JDN Realty and JDN Development (collectively the "JDN Entities"), and ALA Associates, Inc. ("ALA"), Jeb L. Hughes ("Hughes") and C. Sheldon Whittelsey, IV ("Whittelsey") (collectively, the "ALA Parties") on the 14th day of June, 2000.

                                    RECITALS
                                    --------

     WHEREAS, ALA is a corporation wholly owned by Hughes and Whittelsey;

     WHEREAS, certain disputes (the "Disputes") have arisen between the parties in connection with payments made to one or more of the ALA Parties directly or indirectly by or on behalf of JDN Development in the form of outparcels conveyed to ALA (the "Outparcel Transactions"); cash fees paid in connection with certain JDN Development projects (the "Fees"); and site work performed on the various outparcels received by ALA (the "Site Work") (hereinafter, the Outparcel Transactions, the Fees and the Site Work shall collectively be referred to as the "Payments"), and participation by Hughes and Whittelsey, acting in their individual capacities or through ownership interests in

ALA or other entities, in certain transactions involving one or more JDN Entities (hereinafter, the "Third-Party Transactions");

     WHEREAS the JDN Entities have determined that the Outparcel Transactions in connection with the projects listed on Exhibit A hereto were effectuated with
                                       ---------
the approval of JDN Development's President, and the Fees in the amounts and in connection with the projects listed on Exhibit B hereto were paid to ALA with
                                       ---------
the approval of JDN Development's President;

     WHEREAS there is conflicting evidence as to whether the Site Work, which was performed in connection with the projects listed on Exhibit C hereto, and
                                                        ---------
the Fees paid in connection with the projects listed on Exhibit D hereto (the
                                                        ---------
"Disputed Fees"), were performed and paid with the approval of an authorized officer or agent of JDN Development;

     WHEREAS the parties disagree as to the value of the Site Work, but have reached an agreement as to an amount which the ALA Parties will pay to JDN Development in connection with the Site Work as part of a global resolution of the Disputes;

     WHEREAS, the Third Party Transactions are described on Exhibit E hereto;
                                                            ---------

     WHEREAS, Hughes and Whittelsey agreed to resign from their employment with JDN Development and any and all offices and directorships held with the JDN Entities effective as of February 13, 1999, and the JDN Entities have accepted such resignations;

     WHEREAS, the parties desire to compromise and settle the above-referenced Disputes between them with regard to the Payments and Third Party Transactions, and further desire to confirm the severance of the employment relationship between Hughes and Whittelsey and the JDN Entities on the terms and conditions contained in this Agreement while leaving certain other disputes which may exist between the parties outstanding;

     NOW, THEREFORE, in consideration of the promises, covenants and representations recited herein, and to compromise and settle the Disputes arising from the Payments and the Third Party Transactions, the parties mutually agree as follows:

1.   Site Work, Disputed Fees and Repayment of FICA Taxes
     ----------------------------------------------------

1.1   Disputed Fees.  Hughes, Whittelsey and ALA shall collectively repay to JDN
      -------------
      Development the Disputed Fees, which total $452,430.37, in the manner specified in paragraph 1.4 below.

1.2   Site Work.  Hughes, Whittelsey and ALA shall collectively pay to JDN
      ---------
      Development $397,569.63 in connection with the Site Work performed by JDN Development on the Outparcels conveyed to ALA. The payment shall be made in the manner specified in paragraph 1.4 below.

1.3   FICA Taxes. Hughes and Whittelsey shall repay JDN Development the
      ----------
      employee "Hospital Insurance" portion of the FICA taxes paid by JDN Development on behalf of Hughes and Whittelsey as set forth in paragraph
      2.1 hereof, in the aggregate amount of $37,715.97. The repayment shall be made in the manner specified in paragraph 1.4 below.

1.4   Manner and Timing of Payment.  Hughes, Whittelsey and ALA shall make the
      ----------------------------
      payments specified in paragraphs 1.1, 1.2 and 1.3 above as follows:

      1.4.1 ALA shall convey to JDN Development upon the execution of this Agreement (the "Conveyance Date") good and marketable title to the Outparcels described in Exhibit F hereto, which are currently
                                    ---------
            estimated by the parties to have an aggregate fair market value of $887,716, by limited warranty deed, free and clear of any liens or encumbrances of any nature whatsoever, other than those in existence and of record as of the date of the conveyance of such Outparcels to ALA. The ALA Parties represent and warrant that they shall convey the Outparcels listed on Exhibit F free and clear of any such liens
                                     ---------
            or encumbrances (except for ordinary and customary utility easements and a contemplated condemnation action in connection with the widening of a road affecting the Opelika outparcel), and the failure to do so shall constitute a material breach of this Agreement. The current year's ad valorem property taxes on the Outparcels being conveyed subject to this paragraph shall be prorated as of the Conveyance Date.

      1.4.2 On or before execution of this Agreement, ALA and JDN Development shall jointly engage Prichett, Ball & Wise, or such other appraiser as the parties reasonably agree upon, to perform an appraisal of the tracts described in Exhibit F. All communications with and
                                ---------
            instructions to the appraiser shall be jointly made with a representative of each party present. The appraisals shall be completed within forty-five (45) days following execution of this Agreement, and a copy furnished to the parties. If the appraisals result in an aggregate value of at least 10% greater or less than $887,716, either party shall have the right, at its expense, to require the retention of a second appraiser in accordance with the following procedure:

               (a) Notice of intention to engage a second appraiser shall be given in writing within three (3) days of the complaining party's receipt of the first appraisal.

               (b) The second appraiser shall be jointly selected by the parties from a list of three (3) appraisers provided by the first hired appraiser and shall be hired within five (5) days of the notice provided for in subsection (a).

               (c) The second appraiser shall receive instructions identical to and in the same manner as those furnished the first appraiser, and shall complete his or her work within forty-five (45) days of the date he or she is hired.

               (d) The second appraiser shall not be informed of the results of the first appraiser, or the basis for the first appraiser's opinion.

               (e) The second appraisal may be as to either or both of the two Exhibit F Outparcels.
               ---------

               (f) If the second appraisal is within 10% of the first, the two shall be averaged to determine a final value.

               (g) If the second appraisal differs from the first in an amount exceeding 10%, a third appraiser, selected by the first two within five (5) days of the second appraisal being completed, shall determine the disputed amount solely by reference to the reports of the first two appraisers, and the determination of the third appraiser shall be binding. The third appraiser shall render a decision in writing within five (5) business days of submission.

            To the extent the aggregate value of the Exhibit F Outparcels is
                                                     ---------
            ultimately determined to fall below $887,716 (the "Shortfall"), the ALA parties shall satisfy the Shortfall by, at their option, (a) payment of cash or other immediately available funds, or (b) execution of a note bearing interest at the rate of ten percent (10%) per annum, with principal and interest due one year from the execution date of the note, secured by a valid first lien on an unencumbered Outparcel or Outparcels not listed on Exhibit F of
                                                               ---------
            sufficient value to secure the note. To the extent the aggregate value of the Exhibit F property to be conveyed is ultimately
                         ---------
            determined to exceed $887,716 (the "Excess Value"), JDN Development shall reimburse ALA for the Excess Value in cash or other immediately available funds. The satisfaction of any Shortfall or Excess Value shall occur within twenty (20) days of the completion of the appraisals provided for above.

      1.4.3 Upon the execution of this Agreement, ALA shall transfer to JDN Development the tract described in Exhibit G hereto, by limited
                                               ---------
            warranty deed, free and clear of any liens or encumbrances of any nature whatsoever, other than those existing and of record as of the date such property was conveyed to ALA.

 1.5  Retention of Certain Outparcels. The ALA Parties shall retain title to the
      -------------------------------
      Outparcels listed on Exhibit A which are not being conveyed to JDN
                           ---------

      Development pursuant to the terms of this Agreement, and upon the execution of this Agreement, the JDN Entities shall execute quit-claim deeds to disclaim any interest therein.

 2.   Amended Tax Filings
      -------------------

 2.1  Obligations of JDN Development.  JDN Development has reported the fair
      ------------------------------
      market value of the Outparcels conveyed during 1996 through 1998 as compensation to Hughes and Whittelsey for services rendered to JDN Development on Forms W-2c, Corrected Wage and Tax Statement (the "Amended W-2's") and on a Form W-3c, Transmittal of Corrected Wage and Tax Statements, (together with the Amended W-2's referred to as "Amended Wage Forms"). JDN Development provided the Amended W-2's to Hughes and Whittelsey and filed the Amended Wage Forms with the applicable taxing authority on May 1, 2000. For administrative purposes, JDN Development paid Hughes and Whittelsey's share of the "Hospital Insurance" portion of the Federal Insurance Contributions Act ("FICA") taxes in the aggregate amount of $37,715.97 subject to Hughes' and Whittelsey's agreement to reimburse JDN Development in such amounts.

 2.2  Obligations of the ALA Parties.
      ------------------------------

  2.2.1 Amended Federal Returns; Payment of Federal Taxes. For the taxable years
        -------------------------------------------------
        1996 through 1998, Hughes and Whittelsey represent and warrant that they each filed a Form 1040X, Amended U.S.

        Individual Income Tax Return, (collectively referred to as "Amended Individual Returns") on May 1, 2000, which reported the full amount of compensation shown on the Amended W-2's. Hughes and Whittelsey further represent and warrant that upon the filing of the Amended Individual Returns, Hughes and Whittelsey paid the taxes due with respect to the compensation reflected on the Amended W-2's. In addition, Hughes and Whittelsey executed and provided to JDN Development a Form 4669, Statement of Payments Received, confirming that they reported the full amount of compensation shown on the Amended W-2's on their Amended Individual Returns and paid the full amount of taxes relating thereto.

  2.2.2 Amended State Returns; Payment of State Taxes. Within forty five (45) days of the execution of this Agreement, Hughes and Whittelsey agree to file amended state tax returns reporting the full amount of compensation shown on the Amended W-2s in any and all states in which they have an obligation to do so, and agree to pay in full any corresponding taxes, interest and penalties related thereto. Hughes and Whittelsey further agree to provide to JDN Development upon such filing and payment evidence confirming that they reported the full amount of compensation shown in the Amended W-2s in all of the states in which they have an obligation to do so, and paid the full amount of taxes, penalties and interest relating thereto.

  2.2.3 Indemnity. Hughes and Whittelsey agree to indemnify JDN Development for
        ---------
        the full amount of any taxes, penalties, and interest assessed to or paid by JDN Development or any of the other JDN Entities as a result of Hughes', Whittlesey's or ALA's failure to timely pay applicable taxes, penalties or interest in connection with the Payments or any other compensation or benefits paid to Hughes, Whittelsey or ALA, subject to the following. Hughes shall have no obligation to indemnify JDN Development with respect to taxes, penalties and interest attributable to income received by Whittelsey individually, and Whittelsey shall have no obligation to indemnify JDN Development with respect to taxes, penalties and interest attributable to income received by Hughes individually, but Hughes and Whittelsey shall be jointly obligated to indemnify JDN Development with regard to taxes, penalties and interest attributable to income received by ALA. JDN Development agrees to promptly notify Hughes and Whittelsey, as their interests may appear, with respect to any audit, assessment, or notice of proposed assessment with respect to the Payments or any other compensation or benefits paid to Hughes, Whittelsey or ALA.

  2.2.4 Finality Of Tax Determination.  Nothing herein shall be deemed to
        -----------------------------
        require any payment of taxes, interest or penalties, or any indemnity therefor, where such taxes, interest or penalties are contested, until liability has finally be en determined (such final determination being resolution by compromise, or by an administrative or judicial proceeding from which there exists no further right of appeal).

3.   Separation from Employment and Resignation from Offices and Directorships.
     -------------------------------------------------------------------------

     3.1 Separation. Hughes and Whittelsey confirm their resignations from their
         ----------
         employment with JDN Development and all offices and directorships with the JDN Entities effective as of the 13th day of February, 2000 (the "Separation Date"), which resignations have been accepted by the JDN Entities.

     3.2 No Claim to Further Compensation or Bonuses. As part of the settlement
         -------------------------------------------
         of the Disputes, Hughes and Whittelsey agree that they shall make no claim to any further compensation or bonuses to which they might otherwise claim to be entitled as a result of their employment, offices, or directorships held with any of the JDN Entities; provided, however, that nothing contained herein shall be deemed to foreclose or affect Hughes or Whittelsey's right, if any, to assert a claim for contribution, indemnity, advancement of expenses, or insurance benefits, including without limitation in connection with claims asserted currently or in the future by shareholders of any of the JDN Entities or by customers, tenants, purchasers, joint venturers, or other parties doing business with any of the JDN Entities.

     3.3 Health Insurance and COBRA Coverage. As of the Separation Date, Hughes
         -----------------------------------
         and Whittelsey will no longer be entitled to participate in or receive benefits available to employees of JDN Development or other JDN Entities; provided, however, that nothing herein shall be construed to affect their or their dependents' rights thereafter to receive continuous coverage to the extent authorized by and consistent with the Consolidated Omnibus Budget Reconciliation Act ("COBRA") or any other benefits the continuation of which is required by law, entirely at their own cost after their right to benefit continuation ends under this paragraph.

     3.4 Cancellation of Stock Options.  The parties acknowledge and agree that
         -----------------------------
         Hughes and Whittelsey have heretofore been granted, in the case of Hughes 150,000, and in the case of Whittelsey 112,500, options to purchase shares of common stock in JDN Realty, all of which were vested and exercisable as of the Separation Date (the "Vested Options"). Hughes and Whittelsey acknowledge and agree that the Vested Options are forfeited and cancelled as of the date hereof, and that they shall have no further claim, right or interest in or to such Vested Options from this date forward.

    3.5 Shares Awarded Under Deferred Bonus Plan.  The parties acknowledge that
        ----------------------------------------
        pursuant to JDN Realty's 1998 Deferred Bonus Plan (the "Bonus Plan"), Hughes was awarded 18,742.5 shares (4,685.625 of which had vested as of the Separation Date; and 14,056.88 of which remained unvested as of the Separation Date) and Whittelsey was awarded 13,534.5 shares (3,383.625 of which had vested as of the Separation Date; and 10,150.88 of which remained unvested as of the Separation Date) of JDN Realty's common stock (the "Bonus Plan Shares"), and agree as follows with regard to the Bonus Plan Shares:

        3.5.1 Pursuant to the Bonus Plan, Hughes' 14,056.88 and Whittelsey's 10,150.88 unvested Bonus Plan Shares were forfeited as of the Separation Date, and Hughes and Whittelsey shall have no further claim, right or interest in or to such unvested Bonus Plan Shares.

        3.5.2 Hughes shall retain ownership of 3,024 of the Bonus Plan Shares (4,685.625 vested shares minus shares withheld to fulfill tax obligations), and Whittelsey shall retain ownership of 2,185 of the Bonus Plan Shares (3,383.625 vested shares minus shares withheld to fulfill tax obligations), which vested and were issued to them on or around March 1, 1999.

    3.6 Shares Awarded to Hughes Under the Long Term Incentive Plan.  The
        -----------------------------------------------------------
        parties acknowledge that Hughes was awarded 85,714 shares of JDN

        Realty's common stock pursuant to JDN Realty's 1999 Long-Term Incentive Plan (the "LTIP Shares"), and Hughes acknowledges and agrees that all 85,714 LTIP shares remained unvested as of the Separation Date, and were therefore forfeited as of the Separation Date, and Hughes shall have no further claim, right, or interest in or to the LTIP Shares.

 4. Releases.
    --------

    4.1 Limited Release of ALA Parties.  JDN Realty and JDN Development, for
        ------------------------------
        themselves and the other JDN Entities, and their respective predecessors, successors and assigns, hereby release, remise and forever discharge each of the ALA Parties (along with their respective executors, administrators, personal representatives, legatees, heirs and, as, applicable, all past and present officers, directors, employees, shareholders, attorneys and auditors) from, and covenant not to sue the entities (or any principals thereof) identified in Exhibit E
                                                                      ---------
        as being parties to the Third Party Transactions based on, any actions, causes of action, claims, demands, damages, liabilities and obligations directly arising from ALA's receipt of the Outparcels listed on
        Exhibit A or retention of the Outparcels pursuant to paragraph 1.5
        ---------
        hereof; ALA's receipt of the Fees listed on Exhibits B and D; the
                                                    ----------     -
        performance of the Site Work; and/or the execution of the Third Party Transactions;

        provided, however, that nothing contained herein shall be deemed to release, foreclose or affect any of the JDN Entities' rights, if any, to assert claims against any or all of the ALA Parties based on matters or disputes not specifically covered by this Agreement, or to assert claims for contribution, indemnity or apportionment of liability, including, but not limited to, in connection with claims asserted currently or in the future by shareholders of any of the JDN Entities or by customers, tenants, purchasers, joint venturers or other parties doing business with any of the JDN Entities.

    4.2 Limited Release of JDN Entities.  The ALA Parties, for themselves and
        -------------------------------
        their respective representatives, predecessors, successors and assigns, hereby release, remise and forever discharge each of the JDN Entities, along with their predecessors and all past and present officers, directors, employees, shareholders, attorneys, auditors, (with the exception of J. Donald Nichols and the law firm of McCullough Sherrill, L.L.P., and each of the present and former partners thereof) and, as applicable, their respective executors, administrators, personal representatives, legatees, heirs, successors and assigns, from any actions, causes of action, claims, demands, damages, liabilities and obligations directly arising from ALA's receipt of the Outparcels listed on Exhibit A or retention of the Outparcels pursuant to paragraph 1.5
           ---------
        hereof; ALA's receipt of the fees listed on Exhibits B and D; the
                                                    ----------     -
        performance of the Site Work; the execution of the Third Party Transactions; or with regard to any compensation, benefits or bonuses to which they might claim an entitlement absent this Agreement; provided, however, that nothing contained herein shall be deemed to release, foreclose or affect Hughes', Whittelsey's, or ALA's right, if any, to assert claims against any or all of the JDN Entities based on matters not specifically covered by this Agreement, or to assert claims, if any, for contribution, indemnity, apportionment of liability, advancement of expenses, or insurance, including without limitation in connection with claims asserted currently or in the future by shareholders of any of the JDN Entities or by customers, tenants, purchasers, joint venturers, or other parties doing business with any of the JDN Entities.

 5. Representations of Full Disclosure by ALA Parties.  The ALA Parties each
    -------------------------------------------------
    represent and warrant (separately and severally) that they have fully disclosed to JDN Realty and JDN Development all outparcel conveyances to them from or on behalf of JDN Development or other JDN Entities, cash fees paid to them by or on behalf of JDN Development or other JDN Entities, site work performed on their behalf in connection with JDN Development or other JDN Entity projects, and that no compensation or benefits were paid to or received by them during their employment with, or in connection with services they otherwise provided to, JDN Development or any of the JDN Entities, except for the Payments and the compensation shown on the original books and records of JDN Development and JDN Realty for the relevant years. The ALA Parties further represent and warrant (separately and severally) that they have disclosed all transactions involving JDN Development or any other JDN Entity in which any or all of the ALA Parties participated from the date of the formation of JDN Realty through the date of Hughes' and Whittelsey's resignations, and that to the best of their knowledge and belief, no such transactions exist except those described on Exhibit E. The ALA Parties understand and agree that JDN
                 ---------
    Development and the JDN Entities are entering into this Agreement in reliance upon the representations contained in this paragraph, and that a breach of such representations would constitute a material breach of this Agreement.

 6. Reasonable Cooperation with Regard to Easements.  The parties acknowledge
    -----------------------------------------------
    that they will continue to own contiguous and/or otherwise commercially related parcels of land subsequent to the execution of this Agreement, and mutually agree to reasonably cooperate with one another (such cooperation include, but is not limited to, reasonable good faith efforts with tenants, other landowners and third parties) in the granting customary easements across their respective properties for uses including, but not limited to, utilities and access, and as otherwise may be reasonably necessary to develop the contiguous or commercially related parcels of land owned by the other party or parties. The parties agree that disputes arising under this paragraph, if unresolved by good faith negotiations after a thirty (30) day period following written notice of dispute, shall be resolved exclusively through binding arbitration in Atlanta, Georgia in accordance with the AAA commercial arbitration rules then in effect, and before a single arbitrator. The arbitrator shall enter an award within forty-five (45) days of the initiation of arbitration, and any award may be made the judgment of, and enforced by, any court of competent jurisdiction.

 7. No Solicitation of Employees.  Each of the ALA Parties agrees that for a
    ----------------------------
    period of six (6) months following the Separation Date, they will not directly or indirectly, entice or induce, or attempt to entice or induce, any employee of the JDN Entities employed as of or subsequent to the Separation Date to leave employment with any JDN Entity.

 8. Development Services in Connection with Certain Projects.  The JDN Entities
    --------------------------------------------------------
    hereby acknowledge that as of the date of this Agreement they have no interest or involvement in the projects listed on Exhibit H hereto.
                                                      ---------
    However, this paragraph shall not be construed to in any way preclude JDN Development or any of the JDN Entities from pursuing, developing or participating in such projects subsequent to the date of this Agreement should such an opportunity arise.

 9. No Admission of Liability.  By entering into this Agreement, the parties
    --------------------------
    hereto admit no liability, but enter into this Agreement in settlement of a dispute.

10. Exclusivity/Past Agreements Superseded. The parties acknowledge and agree
    --------------------------------------
    that this Agreement sets forth all of the consideration and is the final and complete agreement with regard to the matters contained herein, and that this Agreement supersedes and replaces all past agreements and/or understandings between the parties with regard thereto, whether oral or written. This Agreement shall not be modified, altered or amended except in a signed writing executed by all of the parties hereto.

11. Miscellaneous
    -------------

    11.1  No Other Representations.  The ALA Parties each represent and
          ------------------------
          acknowledge that in executing this Agreement, they did not rely and have not relied upon any representations or statements made by the JDN Entities or by any of the JDN Entities' agents, representatives or attorneys with regard to the subject matter, basis or effect of this Agreement or otherwise, except as set out herein.

    11.2  Voluntary Agreement.  The parties represent and agree that they have
          -------------------
          consulted with attorneys of their choosing, have had a full and fair opportunity to consult with such attorneys, and that they have carefully read and considered all aspects of this Agreement, and enter into it voluntarily and in exchange for the consideration recited herein. The corporate parties hereby warrant that this Agreement has been duly authorized by their respective board of directors and that the officers executing the Agreement on behalf of the corporate parties are fully authorized to act.

    11.3  Successors.  This Agreement shall be binding upon the parties and upon
          ----------
          their respective heirs, administrators, representatives, executors, successors and assigns, and shall inure to the benefit of the parties and their respective heirs, administrators, representatives, executors, successors and assigns. This Agreement is personal to the parties, and the parties may not assign or transfer any interests in, or rights or benefits under, this Agreement.

    11.4  Choice of Law; Attorneys' Fees.   This Agreement is made and entered
          ------------------------------
          into in the state of Georgia and shall, in all respects, be interpreted, enforced and governed under the laws of that state, without regard for the principles of conflicts of laws thereof. Any action or proceedings brought by a party seeking to enforce any provisions of, or based upon any right arising out of, this Agreement may be brought against any of the parties hereto (except as specifically provided in paragraph 6 hereof, which provides for arbitration of disputes arising under that paragraph) in the courts of the state of Georgia for Fulton County or, if it has or can acquire jurisdiction, in a United States District Court for the State of Georgia sitting in Fulton County, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. If legal action is commenced by either party to enforce or defend its rights under this Agreement, the prevailing party in such action shall be entitled to recover its costs and reasonable and actual attorneys' fees in addition to any other relief granted.

    11.5  Construction of Document.  The language of all parts of this Agreement
          ------------------------
          shall, in all cases, be construed as a whole, according to its plain meaning, and not strictly for or against any of the parties, and rules of interpretation or construction of contracts that would construe any ambiguity against the draftsman shall not apply. As used in this Agreement, the singular or plural number shall be deemed to include the other whenever the context so indicates or requires. The section and paragraph headings contained in this Agreement are for convenience of reference, and shall not limit or control, or be used to construe, the meaning of any provision herein. Any delay or omission by any party hereto in exercising any right hereunder shall not operate as a waiver of such right.

    11.6  Severability.  Should any provision of this Agreement be declared or
          ------------
          be determined by any court to be illegal or invalid, the validity of the remaining parts, terms or provisions shall not be affected thereby and the illegal or invalid part, term or provision shall be deemed not to be part of this Agreement.

    11.7  Execution in Counterparts.  This Agreement may be executed in any
          -------------------------
          number of counterparts, each of which shall for all purposes be deemed to be an original but each of which, when so executed, shall constitute but one and the same instrument. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart executed by the party against whom enforcement of this Agreement is sought.

    11.8  Notices.  All notices, requests and other communications hereunder
          -------
          must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers unless other addresses or facsimile numbers are hereafter provided by one or more of the parties:

          If to:

          C. Sheldon Whittelsey, IV    540 Willow Knoll Dr.
                                       Marietta, Georgia  30067
          with a copy to:

          William G. Leonard:          2115 East Lake Road
                                       Atlanta, Georgia  30307
                                       Tel: 404-371-0630
                                       Fax: 404-982-1052

          If to:

          ALA Associates, Inc. or
          Jeb L.  Hughes:              415 Pineland Road, N.W.
                                       Atlanta, Georgia 30342-4019

          with a copy to:

          John K. Larkins, Jr.         Chililvis, Cochran, Larkins &
          Nickolas Chilivis:             Bever LLP
                                       3127 Maple Drive, N.E.
                                       Atlanta, Georgia  30305
                                       Fax: 404-261-2842

          If to:

          JDN Realty Corporation or    359 East Paces Ferry Road
          JDN Development, Inc.        Suite 400
                                       Atlanta, Georgia  30326

          with a copy to:

          John L. Latham               Alston & Bird, LLP
                                       One Atlantic Center
                                       1201 West Peachtree St.
                                       Atlanta, Georgia 30309-3424
                                       Tel.:  404-881-7915
                                       Fax:  404-881-7777

    All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

    IN WITNESS WHEREOF, the undersigned parties have executed this Agreement as of the 14th day of June, 2000.


                                       JDN REALTY CORPORATION
Attest:

/s/  Laurie-Ellen Shumaker             By: /s/  Craig MacNab
-----------------------------              -------------------------------
Title: Assistant Secretary             Name: Craig MacNab
       ----------------------                -----------------------------
                                       Title: CEO
                                              ----------------------------

                                       JDN DEVELOPMENT, INC.

Attest:

/s/  Laurie-Ellen Shumaker             By: /s/  John D. Harris, Jr.
-----------------------------              -------------------------------
Title: Assistant Secretary             Name: John D. Harris, Jr.
       ----------------------                -----------------------------
                                       Title: Vice President
                                              ----------------------------


                    [Signatures continue on following page]

                                        ALA ASSOCIATES, INC.

Attest:

/s/  C. Sheldon Whittelsey, IV          By: /s/  Jeb L. Hughes
------------------------------              -------------------------------
Title: Secretary                        Name: Jeb L. Hughes
       -----------------------                -----------------------------
                                        Title: President
                                               ----------------------------

[CORPORATE SEAL]

                    [Signatures continue on following page]

Subscribed before me                   /s/ Jeb L. Hughes
                                       ------------------------------------
This 14th day of June, 2000.           Jeb L. Hughes


/s/  Linda G. Morgan
---------------------------------
Notary Public
My Commission Expires:

---------------------------------
[SEAL]


                    [Signatures continue on following page]

Subscribed before me                   /s/ C. Sheldon Whittelsey, IV
                                       ------------------------------------
This 14th day of June, 2000.           C. Sheldon Whittelsey, IV


/s/  Linda G. Morgan
---------------------------------
Notary Public
My Commission Expires:

---------------------------------
[SEAL]